UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 13, 2020

CREATIVE REALITIES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13100 Magisterial Drive, Suite 100, Louisville, KY		40223
(Address of principal executive offices)		(Zip Code)

(502) 791-8800

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREX	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CREXW	The Nasdaq Stock Market LLC

Item 7.01.	Regulation FD Disclosure.

On May 13, 2020, Sixteen:Nine released its podcast featuring Richard Mills, the Chief Executive Officer of Creative Realities, Inc. (the “Company”). Mr. Mills spoke about the Company and digital signage industry. A transcript of the podcast is filed as Exhibit 99.1 to this Report.

Cautionary Note on Forward-Looking Statements. The transcript contains certain statements that are “forward-looking statements” under Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and includes, among other things, discussions of our business strategies, future operations and capital resources. Words such as “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements.

These forward-looking statements reflect management’s present expectations and estimates regarding future expenses, revenue and profitability, trends affecting our financial condition and results of operations, operating efficiencies, revenue opportunities, potential new markets, and the ability of the Company to effectively compete in a highly competitive market. Nevertheless, and despite the fact that management’s expectations and estimates are based on assumptions management believes to be reasonable and data management believes to be reliable, the Company’s actual results, performance, or achievements are subject to future risks and uncertainties, any of which could materially adversely affect the Company’s actual performance. Risks and uncertainties that could adversely affect such performance include, but are not limited to: the inadequacy of funds for future operations; future expenses, revenue and profitability; trends affecting financial condition and results of operations; ability to convert proposals into customer orders; the ability of customers to pay for products and services; the acceptance of our products in the marketplace; the impact of changing customer requirements upon revenue recognition; customer cancellations; the availability and terms of additional capital; ability to develop, market and sell new products; dependence on key suppliers, manufacturers and strategic partners; industry trends and the competitive environment; increased competition from our better capitalized competitors; the impact of the Company’s financial condition upon customer and prospective customer relationships; and the impact of losing one or more senior executives or failing to attract additional key personnel. These and other risk factors are discussed in Company reports filed with the Securities and Exchange Commission.

Given these uncertainties, and the fact that forward-looking statements represent management’s estimates and assumption as of the date of the transcript, you should not attribute undue certainty to these forward-looking statements. We assume no obligation to update any forward-looking statements publicly, or to update the reasons why actual results could differ materially from those anticipated in any forward-looking statements contained in the transcript, even if new information becomes available in the future.

The information under this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information under this Item 7.01 shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	May 13, 2020 Sixteen:Nine Podcast Transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Creative Realities, Inc.
(Registrant)

Date: May 13, 2020	By:	/s/ Will Logan
Will Logan Chief Financial Officer

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